UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1922 Wildwood Place NE,
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

(470) 223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which
Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	SHAPU	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	SHAP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SHAPW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Conversion of Founders Shares from Class B Ordinary Shares to Class A Ordinary Shares

On January 3, 2024, Spree Operandi U.S. LP, a Delaware limited partnership (which together with its parent entity, Spree Operandi, LP, a Cayman Islands exempted limited partnership, serve as the sponsor (the “Sponsor”) of Spree Acquisition Corp. 1 Limited, a Cayman Islands exempted company (“Spree” or the “Company”)), voluntarily elected to convert 4,999,999 Spree founders shares held by it from Class B ordinary shares, par value $0.0001, of Spree (“Class B ordinary shares”) to Class A ordinary shares, par value $0.0001, of Spree (“Class A ordinary shares”), on a one-for-one basis, in accordance with Article 17.2 of Spree’s Amended and Restated Memorandum and Articles of Association (the “Class B Conversion”).

The Class A ordinary shares issued upon such conversion are not entitled to receive funds from the Company’s trust account through redemptions or otherwise, and remain subject to the existing transfer restrictions on founders shares following such conversion.

Upon completion of the Class B Conversion, the number and class of shares of the Company that are issued and outstanding consist of:

●	7,810,701 Class A ordinary shares (constituted by 1,864,987 publicly-held Class A ordinary shares, 945,715 Class A ordinary shares included in the private units purchased by the Sponsor concurrently with the Company’s initial public offering, and 4,999,999 Sponsor-held founders shares that are Class A ordinary shares (i.e., those converted from Class B ordinary shares)); and

●	one Sponsor-held founders share that is a Class B ordinary share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2024

SPREE ACQUISITION CORP. 1 LIMITED

By:	/s/ Shay Kronfeld
Name:	Shay Kronfeld
Title:	Chief Financial Officer

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